EXHIBIT 32.2

                                  CERTIFICATION

In connection with the Quarterly Report of Euro Group of Companies, Inc. (formerly ICT Technologies, Inc.), a Delaware corporation (the "Company") on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer, hereby certifies, pursuant to 8 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1)  The Report of the Company fully complies with the requirements of section 13(a) of the Securities Exchange Act; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/  Andrew Eracleous
                                            -----------------------------------
                                                 Andrew Eracleous
                                                 Chief Financial Officer


November 25, 2009